SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): February 6, 2002


                          WYOMING OIL & MINERALS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Wyoming                        0-7919                   83-0217330
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


           5525 Erindale Dr., Suite 201
            Colorado Springs, Colorado                             80918
      --------------------------------------                    ----------
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number including area code: (719) 260-8509
                                                           --------------


         (Former name or former address, if changed since last report):

                           330 South Center, Suite 419
                              Casper, Wyoming 82601
                                (former address)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Previously filed.

     (b)  Pro-Forma Financial Information.

          The following unaudited pro-forma financial information of Wyoming Oil & Minerals, Inc. is filed herewith:

          Pro-forma Balance Sheets at November 30, 2001 (unaudited);

          Pro-forma Statements of Operations for the year ended February 28, 2001 (unaudited);

          Pro-forma Statements of Operations for the nine-month period ended November 30, 2001 (unaudited); and

          Notes to unaudited pro-forma financial information.

     (c)  Exhibits.

          2.1(1) Agreement for Share Exchange and Plan of Reorganization between the Company and New Frontier Energy, Inc., dated January 11, 2002.


          2.2(1) First Amendment to Agreement for Share Exchange and Plan of Reorganization between the Company and New Frontier Energy, Inc., dated February 6, 2002.


          2.3(2) Articles of Share Exchange of New Frontier Energy, Inc. with Wyoming Oil & Minerals, Inc. dated February 6, 2002.



-----------------------------------------------
     (1) Filed as an Exhibit to Form 8-K dated February 6, 2002 and incorporated herein by reference.

     (2) Filed as an Exhibit to Form 8-K/A dated February 6, 2002 and incorporated herein by reference.
-----------------------------------------------

Item 8. Change in Fiscal Year

     The acquisition of New Frontier Energy, Inc. by Wyoming Oil & Minerals, Inc. (the "Company") was treated as a reverse acquisition for accounting purposes. As a result, the financial statements and fiscal year end of New Frontier survive as the financial statements and fiscal year end of the Company after the acquisition. The fiscal year end of New Frontier is October 31.

     By resolution of the Board of Directors dated May 16, 2002, the Company has determined to change its fiscal year to the year ending on the last day of February. The Company will file its Transition Report covering the transition period from November 1, 2001 to February 28, 2002 on Form 10-KSB within the time required by applicable rules of the Commission.



                  (Financial information and signatures follow)

                          Wyoming Oil & Minerals, Inc.
                      Pro-forma (Unaudited) Balance Sheets
                                November 30, 2001


                                     ASSETS

                                                                                New Frontier
                                                                 Wyoming Oil      Energy,
                                                                 & Minerals,    Inc. and        Pro forma
                                                                     Inc.        Subsidiary    Adjustments        Pro forma
                                                                 -----------    -----------    -----------       -----------
Current assets:

  Cash                                                           $     6,665    $   214,451           --         $   221,116

Marketable equity securities, at lower of cost or market value       183,274           --           37,148(a)        220,422

  Accounts receivable                                                  3,706         59,193           --              62,899

  Inventory, crude oil                                                34,572           --             --              34,572

Oil and gas properties held for sale                                    --             --          250,000(a)        250,000

Income tax receivable                                                  1,996           --             --               1,996
                                                                 -----------    -----------    -----------       -----------
      Total current assets                                           230,213        273,644           --             791,005


Property and equipment, at cost, net of
   accumulated depreciation & depletion                              499,324      2,992,736       (376,613)(a)     3,115,447



Financing fees, net of accumulated amortization                        6,883           --             --               6,883

Other assets                                                              61          2,150           --               2,211
                                                                 -----------    -----------    -----------       -----------


                                                                 $   736,481    $ 3,268,529           --         $ 3,915,545
                                                                 ===========    ===========    ===========       ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Current portion of long-term debt                              $   126,123           --          (46,044)(a)   $    80,079

  Accounts payable and accrued expenses                              166,829        217,377           --             384,206

   Notes payable                                                      86,044        575,000           --             661,044
                                                                 -----------    -----------    -----------       -----------
      Total current liabilities                                      378,996        792,377           --           1,125,329


Long-term debt                                                       453,208           --             --             453,208

Stockholders' equity:
 Common stock, $.01 par value,
  25,000,000 shares authorized, 9,447,639 issued and
   outstanding                                                         8,907          8,490         77,079(b)         94,476

   Additional paid-in capital                                      2,037,542      2,904,150     (2,262,672)(b)     2,679,020


   Accumulated deficit                                            (2,139,596)      (436,488)     2,139,596(b)       (436,488)
                                                                 -----------    -----------    -----------       -----------
                                                                     (93,147)     2,476,152           --           2,337,008

   Unrealized gains (losses) on securities available for sale
net of applicable deferred income taxes                               (2,576)          --            2,576(a)           --
                                                                 -----------    -----------    -----------       -----------

                                                                     (95,723)     2,476,152           --           2,337,008
                                                                 -----------    -----------    -----------       -----------


                                                                 $   736,481    $ 3,268,529           --         $ 3,915,545
                                                                 ===========    ===========    ===========       ===========

          See accompanying notes to the pro-forma financial statements.

                         Wyoming Oil and Minerals, Inc.
                       Pro-forma Statements of Operations
                          Year ended February 28, 2001


                                                                   New Frontier
                                                    Wyoming Oil     Energy,
                                                    & Minerals,       Inc.            Pro forma        Pro forma
                                                        Inc.       (Unaudited)       Adjustments       (Unaudited)
                                                    -----------    -----------       -----------       -----------

Operating revenues:

   Oil and gas sales                                $   357,031    $      --                --         $   357,031

   Other operating income                                 7,200           --                --               7,200
                                                    -----------    -----------       -----------       -----------
                                                        364,231           --                --             364,231

Operating expenses:

   Production expenses                                  435,860           --                --             435,860

   Exploration costs                                      8,864           --                --               8,864

   Depreciation, depletion and amortization              43,720           --                --              43,720

   Selling, general and administrative expenses         297,676         70,564              --             368,240
                                                    -----------    -----------       -----------       -----------
Total operating expenses                                786,120         70,564              --             856,684


Operating income (loss)                                (421,889)       (70,564)             --            (492,453)

Other income and (expense):

  Interest income                                           277           --                --                 277

  Interest expense                                      (83,134)        (5,528)             --             (88,662)
                                                    -----------    -----------       -----------       -----------
                                                        (82,857)        (5,528)             --             (88,385)


Income before income taxes                             (504,746)       (76,092)             --            (580,838)

Benefit from (Provision for) income taxes                 6,636           --                --               6,636
                                                    -----------    -----------       -----------       -----------
Net income (loss)                                      (498,110)       (76,092)             --            (574,202)



Unrealized gains on available for sale securities        18,306           --             (18,306)(a)          --
                                                    -----------    -----------       -----------       -----------

Comprehensive income (loss)                         $  (479,804)   $   (76,092)             --         $  (574,202)
                                                    ===========    ===========       ===========       ===========



Basic and fully diluted earnings per share:         $     (0.75)   $     (0.02)             --         $     (0.06)
                                                    ===========    ===========       ===========       ===========

 Weighted average shares outstanding                    662,299      4,684,164              --           9,447,639
                                                    ===========    ===========       ===========       ===========

          See accompanying notes to the pro-forma financial statements.


                          Wyoming Oil & Minerals, Inc.
                 Pro-forma (Unaudited) Statements of Operations
                       Nine Months Ended November 30, 2001


                                                    Wyoming Oil    New Frontier
                                                    & Minerals,      Energy,      Pro forma
                                                        Inc.          Inc.        Adjustments    Pro forma
                                                    -----------    -----------    -----------   -----------

Operating revenues:

   Oil and gas sales                                $   133,366    $      --             --     $      --

   Other operating income                                 2,200           --             --            --
                                                    -----------    -----------    -----------   -----------

                                                        135,566           --             --            --
Operating expenses:

   Production expenses                                  214,865           --             --         214,865

   Exploration costs                                       --            1,471           --           1,471

   Depreciation, depletion and amortization                 339            208           --             547

   Selling, general and administrative expenses          51,295        296,380           --            --
                                                    -----------    -----------    -----------   -----------
Total operating expenses                                266,499        298,059           --         216,883


Operating income (loss)                                (130,933)      (298,059)          --        (216,883)

Other income and (expense):

  Interest income                                          --            3,636           --            --

  Interest expense                                      (50,870)       (65,663)          --            --

   Gain/(loss) on sale of assets                         (4,363)          (420)          --            --
                                                    -----------    -----------    -----------   -----------
                                                        (55,233)       (62,447)          --            --


Income before income taxes                             (186,166)      (360,506)          --        (546,672)

Benefit from (Provision for) income taxes                  --             --             --            --

                                                    -----------    -----------    -----------   -----------
Net income (loss)                                      (186,166)      (360,506)          --        (546,672)


Unrealized gains on available for sale securities          --             --             --            --
                                                    -----------    -----------    -----------   -----------

Comprehensive income (loss)                         $  (186,166)   $  (360,506)          --     $  (546,672)
                                                    ===========    ===========    ===========   ===========





Basic and fully diluted earnings per share:         $     (0.21)   $     (0.05)          --           (0.06)
                                                    ===========    ===========    ===========   ===========


 Weighted average shares outstanding                    890,716      6,560,593           --       9,447,639
                                                    ===========    ===========    ===========   ===========

          See accompanying notes to the pro forma financial statements.

                          Wyoming Oil & Minerals, Inc.
                           EXPLANATION OF ADJUSTMENTS
                         PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

(a) To reflect management's best estimate of market value of the Wyoming assets acquired and certain debts forgiven in connection with the acquisition.
(b) To reflect the net issuance of the common shares and reclassify accumulated deficit to additional paid in capital in accordance with the principles applicable to reverse acquisition accounting.

                          Wyoming Oil & Minerals, Inc.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying pro forma financial statements give effect to the combination of Wyoming Oil & Minerals, Inc.("Wyoming") and New Frontier Energy, Inc.("New Frontier") effective on February 6, 2002. The acquisition was effected by the exchange of all of the issued and outstanding common shares of New Frontier for 8,556,923 common shares of Wyoming. Immediately following the acquisition, the former shareholders of New Frontier controlled Wyoming. The transaction was accounted for using accounting principles applicable to reverse acquisitions. Following reverse acquisition accounting, values were assigned to the fair market value of the Wyoming assets acquired and the liabilities assumed, based on management's best estimate.


The statements presented include the pro forma balance sheet as of November 30, 2001 and the pro forma income statements for the year ended February 28, 2001 and the nine months ended November 30, 2001.

Pro forma basic earnings (loss) per share is computed using the number of common shares of Wyoming outstanding, including the common shares issued to New Frontier to effect the transaction at the beginning of the periods presented.

The pro forma balance sheet reflects the assumption that the transaction was consummated on November 30, 2001. The pro forma statements of operations reflect the assumption that the transaction was consummated at March 1, 2000 (the beginning of the fiscal year ended February 28, 2001).

The pro forma consolidated statements of operations may not necessarily reflect the results of operations had the acquisition actually occurred as of the dates indicated.

The pro forma assumptions and adjustments are set forth in the accompanying notes to the pro forma.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                WYOMING OIL & MINERALS, INC.



Date: May 28, 2002                              By: /s/ Bill M. Conrad
                                                    ----------------------------
                                                    Bill M. Conrad, President